UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 29, 2020 (June 29, 2020)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

30 Isabella Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	WAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 29, 2020, Westinghouse Air Brake Technologies Corporation (the “Company”) completed a public offering and sale of $500,000,000 aggregate principal amount of the Company’s 3.200% Senior Notes due 2025 (the “notes”).  The offering and sale of the notes was made pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-219657) (the “Registration Statement”) filed with the Securities and Exchange Commission.

The notes were issued pursuant to the Indenture, dated August 8, 2013 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated November 3, 2016 (the “Second Supplemental Indenture”), among the Company, the subsidiary guarantors party thereto and the Trustee, the Tenth Supplemental Indenture, dated June 6, 2019 (the “Tenth Supplemental Indenture”), among the Company, the subsidiary guarantors party thereto and the Trustee, and the Eleventh Supplemental Indenture, dated June 29, 2020 (the “Eleventh Supplemental Indenture” and, together with the Base Indenture, the Second Supplemental Indenture and the Tenth Supplemental Indenture, the “Indenture”), among the Company, the subsidiary guarantors party thereto and the Trustee.

The notes will bear interest at 3.200% per year, payable semi-annually on June 15 and December 15 of each year, commencing December 15, 2020.  The interest rate payable on the notes will be subject to adjustment based on certain rating events.  The notes will mature on June 15, 2025.

The Company may redeem the notes at any time prior to May 15, 2025, in whole or in part, by paying a “make-whole” premium, as described in the Indenture.  At any time on or after May 15, 2025, the Company may redeem the notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but not including, the date of redemption.

All payments with respect to the notes will be fully and unconditionally guaranteed, jointly and severally, on an unsecured basis by each of the Company’s current and future subsidiaries that is a guarantor under the Company’s existing credit agreement or any other debt of the Company or any other guarantor.

If a change of control triggering event (as defined in the Indenture) occurs, the Company must make an offer to purchase the notes of each series at a price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase.

The notes are subject to customary events of default, as set forth in the Indenture.  The notes are subject to covenants that limit the Company’s ability, and the ability of the Company’s restricted subsidiaries, to (i) incur, suffer to exist or guarantee any debt secured by certain liens, and (ii) enter into sale and leaseback transactions, in each case, subject to exceptions and qualifications, as set forth in the Indenture.

The notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with the Company’s other senior unsecured indebtedness outstanding from time to time. The notes will be effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the assets securing that indebtedness and effectively subordinated to any existing and future indebtedness and other liabilities, including trade payables, of the Company’s subsidiaries that do not guarantee the notes.  The guarantees of the notes will be the senior unsecured obligations of each guarantor, ranking equally in right of payment with all existing and future unsecured and unsubordinated indebtedness of such guarantor.  The guarantees of the notes will be effectively subordinated to existing and future secured indebtedness of such guarantor to the extent of the value of any assets securing that indebtedness and effectively subordinated to the existing and future indebtedness and other liabilities of subsidiaries of such guarantor that do not guarantee the notes.

The foregoing is a summary of the material terms of the Indenture. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Indenture. The Base Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 8, 2013 and is incorporated herein by reference.  The Second Supplemental Indenture was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 3, 2016. The Tenth Supplemental Indenture was filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019 and is incorporated herein by reference.  The Eleventh Supplemental Indenture is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

In connection with the public offering and sale of the notes, the Company is filing herewith as Exhibit 5.1 an opinion of counsel relating to the validity of the notes.  The Company also is filing related opinions of counsel herewith as Exhibits 5.2 and 5.3.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1
Indenture, dated August 8, 2013, by and between Westinghouse Air Brake Technologies Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on August 8, 2013).

4.2
Second Supplemental Indenture, dated as of November 3, 2016, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on November 3, 2016).

4.3
Tenth Supplemental Indenture, dated as of June 6, 2019, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q filed by Westinghouse Air Brake Technologies Corporation on August 1, 2019).

4.4	Eleventh Supplemental Indenture, dated June 29, 2020, by and among the Company, the subsidiary guarantors party thereto and the Trustee.

4.5	Form of 3.200% Senior Note due 2025 (included in Exhibit 4.4).

5.1	Opinion of K&L Gates LLP.

5.2	Opinion of Eckert Seamans Cherin & Mellott, LLC.

5.3	Opinion of Snell & Wilmer L.L.P.

23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).

23.2	Consent of Eckert Seamans Cherin & Mellott, LLC (included in Exhibit 5.2).

23.3	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

	By:	/s/ Patrick D. Dugan
Patrick D. Dugan
Executive Vice President and Chief Financial Officer

Date: June 29, 2020